UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2011, RadiSys Corporation (the “Company” or “RadiSys”) held a live audio webcast to discuss its entry into a merger agreement with Continuous Computing Corporation and its results for the fiscal quarter ended March 31, 2011. In connection with the webcast, RadiSys is furnishing to the Securities and Exchange Commission (the “SEC”) the conference call transcript attached as Exhibit 99.1 hereto and incorporated herein by reference.

To supplement its consolidated financial statements in accordance with generally accepted accounting principles (GAAP), RadiSys’ audio webcast discussed non-GAAP financial measures that exclude certain expenses, gains and losses, such as the effects of (a) amortization of acquired intangible assets, (b) stock-based compensation expense recognized as a result of its adoption of FAS 123R (now codified at FASB ASC Topic 718), (c) restructuring charges (reversals), (d) acquisition related charges and (e) income taxes. RadiSys believes that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current financial performance and its prospects for the future. Specifically, RadiSys believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that RadiSys believes are not indicative of its core operating results. In addition, non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring its performance, and RadiSys believes that it is providing investors with financial measures that most closely align to its internal measurement processes. These non-GAAP measures are considered to be reflective of RadiSys’ core operating results as they more closely reflect the essential revenue-generating activities of RadiSys and direct operating expenses (resulting in cash expenditures) needed to perform these revenue-generating activities. RadiSys also believes, based on feedback provided during its earnings calls’ Q&A sessions and discussions with the investment community, that the non-GAAP financial measures it provides are necessary to allow the investment community to construct their valuation models to better align its results and projections with its competitors and market sector, as there is significant variability and unpredictability across companies with respect to certain expenses, gains and losses.

The non-GAAP financial information discussed in the audio webcast was presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. RadiSys believes that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with RadiSys’ results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate its results of operations in conjunction with the corresponding GAAP financial measures.

A reconciliation of non-GAAP information to GAAP information was included in the press release associated with such audio webcast and previously furnished to the SEC on Form 8-K. The non-GAAP financial measures disclosed by RadiSys should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures included in the press release should be carefully evaluated. The non-GAAP financial measures used by RadiSys may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Item 8.01. Other Events

The information regarding the proposed merger agreement with Continuous Computing Corporation disclosed under Item 2.02 is incorporated into this Item 8.01.

On May 3, 2011, Continuous Computing Corporation provided presentation materials regarding the proposed merger for its employees. A copy of the presentation materials is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Transcript of Earnings Release Conference Call on May 3, 2011

99.2	Continuous Computing Corporation Presentation Materials

Forward-Looking Statements

Statements included in this document and the documents incorporated by reference herein regarding the consummation of the proposed transaction, benefits, certain royalty revenues, earn-out payments, expected synergies and other expense savings and operational and administrative efficiencies, opportunities, timing, expense and effects of the transaction, financial performance, revenue growth, management changes or other attributes of RadiSys following the transaction, its business strategy, outlook guidance, and expectations for the second quarter and the full year of 2011 and other statements that are not historical facts, are forward-looking statements. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “contemplate”, “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import. These statements involve known and unknown risks and uncertainties including, but not limited to, actions by regulatory authorities or other third parties, actions by shareholders of Continuous Computing Corporation, or CCPU, costs and difficulties related to integration of acquired businesses, delays, costs and difficulties related to the transaction, market conditions, performance and customer acceptance of the Trillium line of products, the combined companies’ financial results and performance, satisfaction of closing conditions, RadiSys’ dependence on certain customers and high degree of customer concentration, RadiSys’ use of one contract manufacturer for a significant portion of the production of its products, the anticipated amount and timing of revenues from design wins due to RadiSys’ customers’ product development time, cancellations or delays and other factors detailed in risk factors and elsewhere in RadiSys Annual Report on Form 10-K for the year ended December 31, 2010, and its other filings with the SEC, copies of which are available on the SEC’s website at www.sec.gov or may be obtained by contacting RadiSys at 503-615-1100, or from RadiSys’ investor relations web site at http://investor.radisys.com. Although forward-looking statements help provide additional information about RadiSys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. All information in this document is as of the date of this report. Except as required by law, RadiSys disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed merger, RadiSys may file with the SEC a registration statement on Form S-4, which will include a prospectus of RadiSys and other relevant materials in connection with the proposed transactions, and may file with the SEC other documents regarding the proposed transaction. The final prospectus would be mailed to the stockholders of CCPU. Investors and security holders of CCPU are urged to read the prospectus (including any amendments or supplements thereto) and the other relevant material carefully in their entirety if and when they become available because they will contain important information about CCPU, RadiSys and the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended or an exemption therefrom.

Upon filing, any prospectus and other relevant materials (when and if they become available), and any and all documents filed with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by RadiSys by contacting RadiSys at 503-615-1100, by directing a written request to RadiSys Corporation, 5545 N.E. Dawson Creek Drive, Hillsboro, OR 97124, Attention: Investor Relations or from RadiSys’ investor relations web site at http://investor.radisys.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: May 3, 2011	By:	/s/ Brian Bronson
Brian Bronson Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of Earnings Release Conference Call on May 3, 2011

99.2	Continuous Computing Corporation Presentation Materials